Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	The One® ProviderSM

Supplement Dated August 3, 2012 to the

Annual Product Information Notice Dated May 1, 2012

Supplement Dated August 3, 2012

to your Annual Product Information Notice dated May 1, 2012

Effective July 27, 2012 “Section 4. Premiums” is deleted in its entirety and replaced with the following:

4.                     Premiums

You may send premium payments to us by means of the following methods:

By Mail

You should send premium payments to the following address:

Attn: Document Controls Services

The Hartford — (Private Placement Life Insurance)

1 Griffin Road North

Windsor, CT 06095-1512

By Wire

You may also arrange to pay your premium by wire by calling 1-800-854-3384.

This supplement should be retained with the Annual Product Information Notice for future reference.